EXHIBIT 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We the undersigned, Ofer Arbib, Chief Executive Officer and Director of DCI USA, Inc. (the “Company”), and Jonathan Rigbi, Chief Financial Officer of the Company, certify, under the standards set forth and solely for the purposes of 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge, the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2008	By:	/s/ Ofer Arbib
Ofer Arbib Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Jonathan Rigbi
Jonathan Rigbi Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.